CIGNA VARIABLE
                          PRODUCTS S&P 500(RegTM)
                                       INDEX FUND
-------------------------------------------------
                                    Annual Report
                                December 31, 2001


                                                        [Logo]
                                                         CIGNA

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                                                                               1

Dear Shareholders:

Our report for CIGNA Variable Products S&P 500[RegTM] Index Fund (the "Fund") covering the year ended December 31, 2001, follows.

Management's Discussion and Analysis

In the first quarter, the S&P 500[RegTM] Index fell 11.86% over the period, its worst quarterly performance in 10 years. Growing concerns regarding the Federal Reserve's (Fed's) ability to reverse the economic tide, negative earnings pre-announcements, reported declines in consumer confidence, and admitted lack of earnings visibility weighed heavily on the equity markets.

The pace of economic growth continued to slow in the second quarter, reflecting the continuing effects of an inventory correction and reduced capital investments. As growth slowed in overseas markets, the strong dollar continued to reduce exports and foreign-sourced income. An emerging weakness in labor markets was compromising consumer confidence and threatening the remaining strongholds of final demand -- consumer spending and homebuilding. There was clear evidence that the deterioration in labor markets had spilled over from manufacturing into the service sector.

Equity markets rallied in the first month of the second quarter, as the S&P 500[RegTM] Index and the NASDAQ rose 7.8% and 15%, respectively. However, this was insufficient to maintain market sentiment. The S&P 500[RegTM] finished the second quarter with a return of 5.85%, slightly behind the 6.1% median U.S. mutual fund, as measured by Morningstar.

Early in the third quarter, Fed chairman Alan Greenspan had been so bold as to venture that the worst might be behind the domestic financial markets. The market appeared to find little comfort in this pronouncement, and a steady deterioration in reported earnings and continued erosion in business capital investing added to investors' anxieties.

Nevertheless, many felt that continued consumer spending -- combined with strength in the housing sector and government fiscal and monetary stimuli -- would offset declines in business investing and exports, producing moderate growth over the remainder of the year that would accelerate in 2002. Just how tenuous this prescription for avoiding recession had been was dramatized by the speed with which the fall in consumer confidence resulting from the terrorist assaults got translated to a fall in so many areas of final demand. The government's suspension in air travel, followed by business and consumer self-imposed curtailments, has resulted in over 100,000 announced job cuts in that industry alone. Emotional and psychological impairment stemming from the tragedy has exhibited itself in reduced productivity, an indifference to leisure activity, and significantly reduced retail purchasing.

Even before the terrible events of September 11, equity market participants had become less inclined to "look across the valley". Despite more interest rate cuts by the Fed in the third quarter, the S&P 500[RegTM] Index fell an additional 14.68%, its worst quarterly performance in 13 years.

The damage within the equity markets was widespread. The average U.S. equity fund, as reported by Lipper Analytics, actually underperformed the S&P 500[RegTM] Index, down 17% for the quarter.

The fourth quarter of 2001 brought to a close a year in which the U.S. had seen itself tested on many fronts. Corporate excesses accumulated during the late '90s continued to be worked off through curtailment of inventories, limited capital investment, and further workforce reductions. A

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                                                                               2

free fall in oil prices in October and November was a mixed blessing. It provided a boost to consumer spending and relief for corporate expense structures, while also resulting in an implosion of the energy derivatives markets, forcing Enron into the largest bankruptcy in U.S. history. Although the September terrorist acts laid to rest the question of a U.S. recession, the National Bureau of Economic Research officially declared that the period of negative growth had begun in the March/April timeframe. A yearlong tailspin in corporate profits continued unabated. The economy's reliance on the consumer sector could only be sustained through deep discounts by retailers, most notably in the form of 0% financing by the auto manufacturers. Purchases during the holiday season mostly met lowered expectations.

Despite the economy's weak fundamentals, investors appeared buoyed by the administration's swift and comprehensive anti-terrorist initiatives and the resolve shown by the American people. The stock market advanced smartly ahead of any confirmed evidence of improvement in earnings. For the final three months of 2001, the S&P 500[RegTM] Index advanced 10.69%.

Performance Summary

Returns for the year ended December 31, 2001, were:

Fund                             -12.18%
S&P 500[RegTM] Index             -11.88%


Outlook

The country has overcome much of the psychological trauma of September's terrorist assaults. The economy, thanks to a vast array of stimulus programs, is poised to resume its growth. Aggressive Fed easing has allowed needed corporate restructuring and expansive mortgage refinancing. Additional purchasing power has been made available through tax cuts and lower fuel prices. Investors have driven the S&P 500[RegTM] Index up 21% off its September lows in anticipation of near-term recovery in earnings. However, excess capacity remains at very high levels and the pent-up demand among consumers is clearly lower than in prior recovery periods. Investors are well aware that the stock market tends to advance ahead of the economy itself. However, significant market improvement will likely be unsustainable until broad gains in earnings appear. This suggests near-term volatility over the next several months until more pieces of the recovery picture are assembled.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
President
CIGNA Variable Products S&P 500 [RegTM] Index Fund
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                                                                               3
[THE FOLLOWING TABLULAR MATERIAL WAS REPRESENTED IN PRINTED MATERIAL
AS A LINE CHART]



            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              12/31/91 - 12/31/01


           Fund           S&P 500[RegTM] Index
12/91     10000               10000
12/92     10359               10762
12/93     10666               11846
12/94     10737               12003
12/95     14690               16513
12/96     17993               20305
12/97     23993               27079
12/98     30856               34817
12/99     37264               42142
12/00     33772               38305
12/01     29658               33754


----------------------------------------------
          AVERAGE ANNUAL RETURNS

1 Year        3 Year       5 Year      10 Year
-12.18%       -1.31%       10.51%       11.48%

----------------------------------------------


CIGNA Variable Products S&P 500[RegTM] Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of S&P 500[RegTM] Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses. During November 1993, the Fund was indexed to the S&P 500. Prior to November 9, 1993, the Fund was actively managed.

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CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities    4
December 31, 2001

                                                Number of            Value
                                                   Shares            (000)
--------------------------------------------------------------------------
COMMON STOCKS - 88.4%
General Electric Co.                              254,400         $ 10,196
Microsoft Corp.                                   137,900            9,136
Exxon Mobil Corp.                                 175,224            6,886
Citigroup, Inc.                                   131,772            6,652
Wal-Mart Stores, Inc.                             114,200            6,572
Pfizer, Inc.                                      161,050            6,418
Intel Corp.                                       172,000            5,409
International Business Machines Corp.              44,100            5,334
American International Group, Inc.                 66,984            5,319
Johnson & Johnson                                  78,584            4,644
AOL Time Warner Inc.                              113,400            3,640
Merck & Co., Inc.                                  58,300            3,428
Cisco Systems, Inc. (a)                           187,900            3,403
SBC Communications Inc.                            86,094            3,372
Verizon Communications, Inc. (a)                   69,526            3,300
Home Depot, Inc.                                   60,050            3,063
Tyco International Ltd.                            51,165            3,014
Coca-Cola Co.                                      63,700            3,003
Royal Dutch Petroleum Co.                          54,400            2,667
Procter & Gamble Co.                               33,200            2,627
Philip Morris Companies, Inc.                      55,500            2,545
Bank of America Corp.                              40,318            2,538
Bristol-Myers Squibb Co.                           49,600            2,530
ChevronTexaco Corp.                                27,334            2,449
Eli Lilly and Co.                                  28,800            2,262
Abbott Laboratories                                39,700            2,213
PepsiCo, Inc.                                      44,860            2,184
American Home Products Corp.                       33,700            2,068
Fannie Mae                                         25,600            2,035
Viacom, Inc., Class B                              45,433            2,006
Oracle Corp. (a)                                  142,472            1,968
Wells Fargo & Co.                                  43,460            1,888
Morgan (J.P.), Chase & Co.                         50,506            1,836
BellSouth Corp.                                    48,000            1,831
Dell Computer Corp.                                66,600            1,810
AT&T Corp.                                         90,627            1,644
Medtronic, Inc.                                    31,000            1,588
Morgan Stanley Dean Witter & Co.                   28,140            1,574
Amgen, Inc. (a)                                    26,700            1,507
Pharmacia Corp.                                    33,030            1,409
Schering-Plough Corp.                              37,500            1,343
Texas Instruments, Inc.                            44,500            1,246
American Express Co.                               34,200            1,221
Minnesota Mining & Manufacturing Co.               10,000            1,182
Bank One Corp.                                     29,819            1,165
Freddie Mac                                        17,700            1,158
Merrill Lynch & Co., Inc.                          21,700            1,131
duPont, (E.I) de Nemours and Co.                   26,278            1,117
Wachovia Corp.                                     34,828            1,092
Walt Disney Co.                                    52,200            1,082
WorldCom, Inc. (a)                                 75,613            1,065
U.S. Bancorp                                       49,951            1,045
Anheuser-Busch Cos., Inc.                          22,700            1,026
Sun Microsystems, Inc.                             83,100            1,022
Hewlett-Packard Co.                                49,700            1,021
QUALCOMM, Inc.                                     19,600              990
FleetBoston Financial Corp.                        26,787              978
Target Corp.                                       23,200              952
Automatic Data Processing, Inc.                    15,800              931
Lowe's Companies, Inc.                             19,900              924
Fifth Third Bancorp                                14,858              911
Gillette Co.                                       27,200              908
Walgreen Co.                                       26,300              885
AT&T Wireless Services, Inc.                       61,140              878
Comcast Corp., Class A                             24,400              878
McDonald's Corp.                                   32,900              871
Motorola, Inc.                                     56,691              851
Unilever NV                                        14,735              849
Applied Materials, Inc. (a)                        21,000              842
Boeing Co.                                         21,476              833
Electronic Data Systems Corp.                      12,100              829
Colgate-Palmolive Co.                              14,100              814
Schlumberger Ltd.                                  14,800              813
Baxter International, Inc.                         15,100              810
Kimberly-Clark Corp.                               13,432              803
Dow Chemical Co.                                   23,210              784
Duke Energy Corp.                                  19,924              782

The Notes to Financial Statements are an integral part of these statements.

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CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities    5
December 31, 2001 (Continued)

                                                Number of             Value
                                                   Shares             (000)
---------------------------------------------------------------------------
United Technologies Corp.                          12,000         $    776
Bank of New York Co., Inc.                         19,000              775
Alcoa, Inc.                                        21,768              774
Clear Channel Communications, Inc.                 15,200              774
MBNA Corp.                                         21,968              773
First Data Corp.                                    9,800              769
EMC Corp.                                          57,024              766
Marsh & McLennan Companies, Inc.                    7,100              763
Cardinal Health, Inc.                              11,475              742
Washington Mutual, Inc.                            22,407              733
Ford Motor Co.                                     46,397              729
Honeywell International, Inc.                      20,887              706
General Motors Corp.                               14,200              690
Household International, Inc.                      11,746              681
Emerson Electric Co.                               11,100              634
Sprint Corp. (PCS Group)                           25,300              618
Nortel Networks Corp.                              82,340              618
Allstate Corp.                                     18,296              616
Qwest Communications International, Inc.           42,901              606
Kohl's Corp.                                        8,600              606
MetLife, Inc. (a)                                  18,600              589
El Paso Corp.                                      13,143              586
Phillips Petroleum Co.                              9,640              581
UnitedHealth Group, Inc.                            8,000              566
Lucent Technologies, Inc.                          88,036              554
Schwab, Charles Corp.                              35,025              542
Safeway, Inc.                                      12,900              539
Illinois Tool Works, Inc.                           7,900              535
Lockheed Martin Corp.                              11,260              525
Costco Wholesale Corp. (a)                         11,600              515
Waste Management, Inc.                             16,132              515
Computer Associates International, Inc.            14,912              514
HCA Inc.                                           13,200              509
International Paper Co.                            12,451              502
Alltel Corp.                                        8,000              494
Tenet Healthcare Corp. (a)                          8,400              494
Cendant Corp.                                      24,804              486
General Mills, Inc.                                 9,300              484
Micron Technology, Inc.                            15,400              477
SunTrust Banks, Inc.                                7,500              470
Caterpillar, Inc.                                   8,900              465
VERITAS Software Corp.                             10,300              462
Sprint Corp.                                       22,900              460
Conoco, Inc.                                       16,159              457
Gannett Co., Inc.                                   6,800              457
National City Corp.                                15,500              453
Mellon Financial Corp.                             12,000              451
Sara Lee Corp.                                     20,300              451
Southern Co.                                       17,700              449
Sysco Corp.                                        17,100              448
State Street Corp.                                  8,400              439
Kroger Co.                                         20,900              436
Maxim Integrated Products, Inc. (a)                 8,300              436
Omnicome Group, Inc.                                4,800              429
Compaq Computer Corp.                              43,675              426
Carnival Corp.                                     15,100              424
Harley-Davidson, Inc.                               7,800              424
Concord EFS, Inc.                                  12,900              423
BB&T Corp.                                         11,600              419
General Dynamics Corp.                              5,200              414
Analog Devices, Inc. (a)                            9,300              413
PNC Financial Services Group                        7,300              410
Lehman Brothers Holdings, Inc.                      6,080              406
Dominion Resources, Inc.                            6,699              403
Best Buy Co., Inc. (a)                              5,400              402
Exelon Corp.                                        8,325              399
Hartford Financial Services Group, Inc.             6,300              396
Sears, Roebuck & Co.                                8,300              395
FedEx Corp.                                         7,600              394
NIKE, Inc., Class B                                 7,000              394
Guidant Corp.                                       7,900              393
Immunex Corp.                                      13,700              380
Forest Laboratories, Inc.                           4,600              377
Heinz, (H.J.) Co.                                   9,000              370
Anadarko Petroleum Corp.                            6,433              366
Union Pacific Corp.                                 6,400              365
Southwest Airlines Co.                             19,687              364
American Electric Power Co., Inc.                   8,300              361

The Notes to Financial Statements are an integral part of these statements.

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CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities    6
December 31, 2001 (Continued)

                                                Number of             Value
                                                   Shares             (000)
---------------------------------------------------------------------------
Northern Trust Corp.                                5,800         $    349
CIGNA Corp.                                         3,700              343
Williams Companies, Inc.                           13,300              339
Agilent Technologies, Inc. (a)                     11,828              337
USA Education, Inc.                                 4,000              336
Xilinx, Inc.                                        8,600              336
Paychex, Inc.                                       9,600              335
AFLAC, Inc.                                        13,600              334
Albertson's, Inc.                                  10,513              331
ConAgra Foods, Inc.                                13,900              330
Siebel Systems, Inc.                               11,700              327
Genzyme Corp                                        5,400              323
Raytheon Co.                                        9,900              321
TXU Corp.                                           6,800              321
Linear Technology Corp.                             8,200              320
John Hancock Financial Services, Inc.               7,700              318
Baker Hughes, Inc.                                  8,690              317
Kellogg Co.                                        10,500              316
Campbell Soup Co.                                  10,500              314
Equity Office Properties Trust                     10,400              313
XL Capital Ltd., Class A                            3,400              311
Gap (The), Inc.                                    22,162              309
PeopleSoft, Inc.                                    7,630              307
McGraw-Hill Companies, Inc.                         5,000              306
Chubb Corp.                                         4,400              304
Weyerhaeuser Co.                                    5,600              303
CVS Corp.                                          10,200              302
Wrigley (Wm.) Jr. Co.                               5,800              298
Stryker Corp.                                       5,100              298
JDS Uniphase Corp. (a)                             34,000              295
Alcan, Inc.                                         8,200              295
Masco Corp.                                        11,900              292
Capital One Financial Corp.                         5,400              291
Burlington Northern Santa Fe Corp.                 10,067              287
TJX Companies, Inc.                                 7,200              287
May Department Stores Co.                           7,750              287
Interpublic Group of Companies, Inc.                9,700              287
Tribune Co.                                         7,600              284
Progressive Corp.                                   1,900              284
Avon Products, Inc.                                 6,100              284
Northrop Grumman Corp.                              2,800              282
Transocean Sedco Forex, Inc.                        8,171              276
McKesson HBOC, Inc.                                 7,323              275
Broadcom Corp.                                      6,700              274
Air Products & Chemicals, Inc.                      5,800              272
Loews Corp.                                         4,900              271
KeyCorp                                            11,016              268
Comerica, Inc.                                      4,650              267
Deere & Co.                                         6,100              266
FirstEnergy Corp.                                   7,600              266
Sanmina-SCI Corp.                                  13,300              265
King Pharmaceuticals, Inc.                          6,266              264
Yahoo!, Inc.                                       14,600              259
Marriott International, Inc., Class A               6,300              256
Allergan, Inc.                                      3,400              255
MedImmune Inc.                                      5,500              255
Occidental Petroleum Corp.                          9,600              255
Bed Bath & Beyond, Inc. (a)                         7,500              254
FPL Group, Inc.                                     4,500              254
Progress Energy, Inc.                               5,600              252
Boston Scientific Corp.                            10,300              249
NVIDIA Corp. (a)                                    3,700              248
Xcel Energy, Inc.                                   8,820              245
Archer-Daniels-Midland Co.                         16,987              244
St. Paul Companies, Inc.                            5,532              243
Golden West Financial Corp.                         4,100              241
Clorox Co.                                          6,100              241
Pitney Bowes, Inc.                                  6,400              241
Franklin Resources, Inc.                            6,800              240
Aon Corp.                                           6,725              239
KLA-Tencor Corp.                                    4,800              238
USX-Marathon Group                                  7,900              237
Hershey Foods Corp.                                 3,500              237
Lincoln National Corp.                              4,800              233
Solectron Corp.                                    20,600              232
Intuit, Inc.                                        5,300              227
Praxair, Inc.                                       4,100              227
AES Corp. (a)                                      13,700              224

The Notes to Financial Statements are an integral part of these statements.

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CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities    7
December 31, 2001 (Continued)

                                                Number of            Value
                                                   Shares             (000)
---------------------------------------------------------------------------
Unocal Corp.                                        6,200         $    224
Public Service Enterprise Group                     5,300              224
Danaher Corp.                                       3,700              223
Entergy Corp.                                       5,700              223
PPG Industries, Inc.                                4,300              222
Becton, Dickinson & Co.                             6,700              222
Eastman Kodak Co.                                   7,500              221
Univision Communications, Inc., Class A             5,400              218
Barrick Gold Corp.                                 13,692              218
Consolidated Edison, Inc.                           5,400              218
Biogen, Inc. (a)                                    3,800              218
Staples, Inc.                                      11,650              218
Coca-Cola Enterprises, Inc.                        11,500              218
SouthTrust Corp.                                    8,800              217
Nextel Communications, Inc. Class A (a)            19,800              217
Chiron Corp.                                        4,900              215
Dynegy, Inc., Class A                               8,400              214
Corning, Inc.                                      24,000              214
Biomet, Inc.                                        6,900              213
Altera Corp. (a)                                   10,000              212
Applera Corp.- Applied Biosystems Group             5,400              212
Computer Sciences Corp.                             4,300              211
H&R Block, Inc.                                     4,700              210
Cintas Corp.                                        4,300              206
Reliant Energy, Inc.                                7,707              204
MBIA, Inc.                                          3,800              204
Fiserv, Inc.                                        4,800              203
AutoZone, Inc.                                      2,800              201
Federated Department Stores, Inc.                   4,900              200
Equity Residential Properties Trust                 6,900              198
Rohm & Haas Co.                                     5,685              197
Delphi Automotive Systems Corp.                    14,326              196
Apple Computer, Inc.                                8,900              195
Lexmark International, Inc., Class A                3,300              195
CSX Corp.                                           5,500              193
Burlington Resources, Inc.                          5,110              192
Pacific Gas & Electric Corp.                        9,900              190
Mattel, Inc.                                       11,045              190
Newell Rubbermaid, Inc.                             6,807              188
Wellpoint Health Networks, Inc. (a)                 1,600              187
Synovus Financial Corp.                             7,450              187
Xerox Corp.                                        17,800              185
Dover Corp.                                         5,000              185
Starbucks Corp.                                     9,700              185
Tricon Global Restaurants, Inc.                     3,740              184
Adobe Systems, Inc.                                 5,900              183
Network Appliance, Inc. (a)                         8,300              182
Norfolk Southern Corp.                              9,900              181
Jefferson-Pilot Corp.                               3,912              181
Penney (J.C.), Co., Inc.                            6,700              181
Ingersoll-Rand Co.                                  4,300              180
Johnson Controls, Inc.                              2,200              178
Regions Financial Corp.                             5,900              177
DTE Energy Company                                  4,200              176
Apache Corp.                                        3,520              176
Pepsi Bottling Group, Inc.                          7,400              174
AmSouth Bancorp.                                    9,200              174
New York Times Co., Class A                         4,000              173
St. Jude Medical, Inc.                              2,150              167
MGIC Investment Corp.                               2,700              167
AmerisourceBergen Corp.                             2,600              165
Georgia-Pacific Corp.                               5,816              161
Moody's Corp.                                       4,000              159
Ambac Financial Group, Inc.                         2,750              159
Convergys Corp.                                     4,200              157
UnumProvident Corp.                                 5,925              157
Cincinnati Financial Corp.                          4,100              156
Genuine Parts Co.                                   4,250              156
Kinder Morgan, Inc.                                 2,800              156
Union Planters Corp.                                3,400              153
Limited, Inc.                                      10,400              153
Avery Dennison Corp.                                2,700              153
Starwood Hotels & Resorts Worldwide, Inc.           5,100              152
Zimmer Holdings, Inc.                               4,980              152
Charter One Financial, Inc.                         5,576              151
Fortune Brands, Inc.                                3,800              150
Tellabs, Inc.                                      10,000              150
HEALTHSOUTH Corp.                                  10,000              148

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities    8
December 31, 2001 (Continued)

                                                Number of             Value
                                                   Shares             (000)
---------------------------------------------------------------------------
Ameren Corp.                                        3,500         $    148
Molex, Inc.                                         4,775              148
UST Inc.                                            4,200              147
Stillwell Financial, Inc.                           5,400              147
LSI Logic Corp.                                     9,300              147
Office Depot, Inc.                                  7,900              146
IMS Health, Inc.                                    7,500              146
Novellus Systems, Inc.                              3,700              146
Halliburton Co.                                    11,100              145
Textron, Inc.                                       3,500              145
Knight-Ridder, Inc.                                 2,200              143
Bear Stearns Companies, Inc.                        2,425              142
Willamette Industries, Inc.                         2,700              141
Mirant Corp.                                        8,760              140
Kerr-McGee Corp.                                    2,538              139
Parker-Hannifin Corp.                               3,025              139
Teradyne, Inc.                                      4,600              139
Circuit City Stores-Circuit City Group              5,300              138
Amerada Hess Corp.                                  2,200              137
Sabre Holdings Corp., Class A                       3,240              137
RadioShack Corp.                                    4,500              135
Advanced Micro Devices, Inc.                        8,400              133
National Semiconductor Corp.                        4,300              132
Family Dollar Stores, Inc.                          4,400              132
Zions Bancorporation                                2,500              131
Sempra Energy                                       5,354              131
Cinergy Corp.                                       3,920              131
International Game Technology                       1,900              130
Calpine Corp.                                       7,700              129
PPL Corp.                                           3,700              129
Devon Energy Corp.                                  3,300              128
Eaton Corp.                                         1,700              126
Ecolab, Inc.                                        3,100              125
KeySpan Corp.                                       3,600              125
Whirlpool Corp.                                     1,700              125
Nabors Industries, Inc.                             3,600              124
Countrywide Credit Industries, Inc.                 3,000              123
Torchmark Corp.                                     3,100              122
PACCAR, Inc.                                        1,850              121
Edison International                                8,000              121
TMP Worldwide, Inc.                                 2,800              120
Dollar General Corp.                                8,047              120
Vulcan Materials Co.                                2,500              120
TRW, Inc.                                           3,200              119
ITT Industries, Inc.                                2,300              116
Health Management Assoc., Inc., Class A             6,300              116
CIENA Corp. (a)                                     8,100              116
Jabil Circuit, Inc.                                 5,100              116
NiSource, Inc.                                      5,000              115
Dow Jones & Co., Inc.                               2,100              115
Robert Half International, Inc.                     4,300              115
Aetna, Inc.                                         3,442              113
EOG Resources, Inc.                                 2,900              113
Tiffany & Co.                                       3,600              113
CenturyTel, Inc.                                    3,450              113
Jones Apparel Group, Inc.                           3,400              113
Noble Drilling Corp.                                3,300              112
W.W. Grainger, Inc.                                 2,300              110
Leggett & Platt, Inc.                               4,800              110
V. F. Corp.                                         2,800              109
Allegheny Energy, Inc.                              3,000              109
Comverse Technology, Inc.                           4,800              107
Sherwin-Williams Co.                                3,900              107
Brown-Forman Corp., Class B                         1,700              106
Constellation Energy Group, Inc.                    4,000              106
Huntington Bancshares, Inc.                         6,166              106
Harrah's Entertainment, Inc.                        2,850              105
PerkinElmer, Inc.                                   3,000              105
Thermo Electron Corp.                               4,400              105
Compuware Corp.                                     8,900              105
Price (T. Rowe), Group, Inc.                        3,000              104
Darden Restaurants, Inc.                            2,900              103
Citrix Systems, Inc.                                4,500              102
Nucor Corp.                                         1,900              101
Goodyear Tire & Rubber Co.                          4,200              100
Toys 'R' Us, Inc.                                   4,800              100
Hilton Hotels Corp.                                 9,000               99
BMC Software, Inc. (a)                              6,000               98

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities    9
December 31, 2001 (Continued)

                                                Number of            Value
                                                   Shares            (000)
---------------------------------------------------------------------------
Qlogic Corp.                                        2,200         $     98
Stanley Works                                       2,100               98
PMC-Sierra, Inc. (a)                                4,600               98
SAFECO Corp.                                        3,100               97
Unisys Corp.                                        7,600               95
Scientific-Atlanta, Inc.                            3,900               93
Conexant Systems, Inc.                              6,500               93
TECO Energy, Inc.                                   3,500               92
Centex Corp.                                        1,600               91
Newmont Mining Corp.                                4,735               90
Donnelley (R.R.), & Sons Co.                        3,000               89
Pinnacle West Capital Corp.                         2,100               88
Delta Air Lines, Inc.                               3,000               88
Rockwell Collins, Inc.                              4,500               88
Placer Dome, Inc.                                   8,000               87
Engelhard Corporation                               3,150               87
ADC Telecommunications, Inc. (a)                   18,800               86
Symbol Technologies, Inc.                           5,400               86
NCR Corp.                                           2,300               85
Watson Pharmaceuticals, Inc.                        2,700               85
Equifax, Inc.                                       3,500               85
Sealed Air Corp. (a)                                2,061               84
Avaya, Inc. (a)                                     6,828               83
AMR Corp. (a)                                       3,700               82
Wendy's International, Inc.                         2,800               82
Applied Micro Circuits Corp. (a)                    7,200               82
Rockwell International Corp.                        4,500               80
Cooper Industries, Inc.                             2,300               80
Sunoco, Inc.                                        2,100               78
Ashland, Inc.                                       1,700               78
Bard (C.R.), Inc.                                   1,200               77
Mead Corp.                                          2,500               77
CMS Energy Corp.                                    3,200               77
Black & Decker Corp.                                2,000               75
Sigma-Aldrich Corp.                                 1,900               75
Deluxe Corporation                                  1,800               75
Inco Limited                                        4,400               75
Eastman Chemical Co.                                1,900               74
Pall Corp.                                          3,000               72
International Flavors & Fragrances, Inc.            2,400               71
Fluor Corp.                                         1,900               71
Supervalu, Inc.                                     3,200               71
Westvaco Corp.                                      2,450               70
American Power Conversion Corp. (a)                 4,800               69
Citizens Communications Company                     6,500               69
Pactiv Corp.                                        3,900               69
Niagra Mohawk Holdings, Inc.                        3,900               69
Temple-Inland, Inc.                                 1,200               68
Mercury Interactive Corp.                           2,000               68
Hasbro, Inc.                                        4,175               68
Allied Waste Industries, Inc. (a)                   4,800               67
Pulte Homes, Inc.                                   1,500               67
Millipore Corp.                                     1,100               67
Nordstrom, Inc.                                     3,300               67
Goodrich Corp.                                      2,500               67
Liz Claiborne, Inc.                                 1,300               65
Kmart Corp.                                        11,800               64
Bemis Company, Inc.                                 1,300               64
Gateway, Inc.                                       7,900               64
Alberto-Culver Company, Class B                     1,400               63
Phelps Dodge Corp.                                  1,916               62
Certegy, Inc.                                       1,750               60
Tektronix, Inc.                                     2,300               59
Manor Care, Inc.                                    2,500               59
Maytag Corp.                                        1,900               59
Vitesse Semiconductor Corp.                         4,600               57
Navistar International Corp. (a)                    1,400               55
AT&T Wireless Group                                 3,800               55
Palm, Inc.                                         13,827               54
Autodesk, Inc.                                      1,400               52
KB HOME                                             1,300               52
Parametric Technology Corp.                         6,600               52
Dana Corp.                                          3,643               51
Ball Corp.                                            700               49
Bausch & Lomb, Inc.                                 1,300               49
Snap-on, Inc.                                       1,450               49
Winn-Dixie Stores, Inc.                             3,400               48
Humana, Inc.                                        4,100               48

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities   10
December 31, 2001 (Continued)

                                                Number of             Value
                                                   Shares             (000)
---------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Class B (a)   3,600         $     48
Coors, Adolph Co., Class B                            900               48
Boise Cascade Corp.                                 1,400               48
Visteon Corp. (a)                                   3,151               47
NICOR, Inc.                                         1,100               46
Brunswick Corp.                                     2,100               46
Quintiles Transnational Corp.                       2,800               45
Rowan Companies, Inc.                               2,300               45
Andrew Corp. (a)                                    1,993               44
Meredith Corp.                                      1,200               43
Novell, Inc.                                        9,100               42
FMC Corp.                                             700               42
USX-U.S. Steel Group                                2,200               40
Cummins, Inc.                                       1,000               39
Crane Co.                                           1,500               38
Reebok International Ltd.                           1,400               37
Conseco, Inc.                                       7,958               35
Dillard's, Inc., Class A                            2,200               35
Peoples Energy Corp.                                  900               34
Ryder System, Inc.                                  1,500               33
Allegheny Technologies, Inc.                        1,970               33
Worthington Industries, Inc.                        2,100               30
Thomas & Betts Corp.                                1,400               30
Great Lakes Chemical Corp.                          1,200               29
Cooper Tire & Rubber Co.                            1,800               29
Big Lots, Inc.                                      2,700               28
Tupperware Corp.                                    1,400               27
Providian Financial Corp.                           7,400               26
Hercules, Inc.                                      2,600               26
Timken Co.                                          1,500               24
Sapient Corp.                                       3,000               23
American Greetings Corp., Class A                   1,600               22
Louisiana-Pacific Corp.                             2,500               21
Longs Drug Stores Corp.                               900               21
Potlach Corp.                                         700               21
Power-One, Inc.                                     1,900               20
McDermott International, Inc.                       1,500               18
Viasys Healthcare, Inc.                               642               13
Acuity Brands, Inc.                                 1,000               12
US Airways Group, Inc.                              1,600               10
Kadant, Inc.                                          269                4
National Service Industries, Inc.                   1,000                2
Aegon N.V.                                             70                2
WorldComm, Inc.-MCI Group                              12                -
Crown Vantage, Inc. (a)                               120                -
                                                                  --------
Total Common Stocks - 88.4%
 (Cost - $221,388)                                                 267,759
                                                                  --------
PREFERRED STOCK - 0.0%
Sealed Air Corp., 4.00%, (Convertible) Class A
   (Cost - $19)                                       475               20
                                                                  --------
WARRANTS - 0.0%
Washington Group International, Inc.,
   Expires 2003 (a) (Cost - $0)                        46                -
                                                                  --------
SHORT-TERM OBLIGATIONS - 11.7%
Money Market Fund - 11.0%
CIGNA Variable Products Money Market Fund      33,213,000           33,213
                                                                  --------


                                                Principal
                                                    (000)
                                              ----------
U.S. Government - 0.7%
U.S. Treasury Bills,
 3.28%, 2/14/02 (b)                                $1,600            1,594
 1.94%, 2/28/02 (b)                                   250              249
 2.24%, 3/28/02 (b)                                   150              149
 1.78%, 7/2/02 (b)                                     50               50
                                                                  --------
                                                                     2,042
                                                                  --------
Total Short-Term Obligations
  (Cost - $35,255)                                                  35,255
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES - 100.1%
 (Total Cost - $256,662)                                           303,034
Liabilities in excess of Cash and Others
  Assets - (0.1%)                                                     (232)
                                                                  --------
NET ASSETS - 100.0%                                               $302,802
                                                                  ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund Investments in Securities   11

December 31, 2001 (Continued)

NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income producing securities.
(b) This security, or a portion thereof, was pledged as collateral for Stock Index Futures Contracts. At December 31, 2001, the Fund was long 121 S&P 500[RegTM] Futures Contracts expiring in March 2002. Unrealized gains amounted to $142,950. Underlying face value was $34,620,350 and underlying market value was $34,763,300.
    Tax Information
(c) At December 31, 2001, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $257,040,230, was as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there was an excess of value over tax cost            $ 74,190,395
    Aggregate gross unrealized depreciation for all investments
    in which there was an excess of tax cost over value             (28,195,800)
                                                                   ------------
    Unrealized appreciation - net                                  $ 45,994,595
                                                                   ============

(d) As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

    Undistributed ordinary income                                 $    382,955
    Capital loss carryforward:
      Expiring 2009                                               $  8,332,899

CIGNA Variable Products S&P 500[RegTM] Index Fund

                                              Market     % of
                                               Value    Market
Ten Largest Positions (Unaudited)              (000)     Value
--------------------------------------------------------------
General Electric Co.                         $10,196      3.4%
Microsoft Corp.                                9,136      3.0
Exxon Mobil Corp.                              6,886      2.3
Citigroup, Inc.                                6,652      2.2
Wal-Mart Stores, Inc.                          6,572      2.2
Pfizer, Inc.                                   6,418      2.1
Intel Corp.                                    5,409      1.8
International Business Machines Corp.          5,334      1.8
American International Group, Inc.             5,319      1.8
Johnson & Johnson                              4,644      1.5


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund                             12

Statement of Assets and Liabilities
December 31, 2001
(In Thousands)

Assets:
Investments in securities at value                               $303,034
Cash                                                                    1
Interest and dividends receivable, net of withholding taxes           274
Investment for Trustees' deferred compensation plan                   123
Receivable for fund shares sold                                        14
                                                                 --------
  Total assets                                                    303,446
                                                                 --------
Liabilities:
Futures variation margin payable                                      306
Deferred Trustees' fees payable                                       123
Administrative services fees payable                                   55
Payable for fund shares redeemed                                       52
Advisory fees payable                                                  49
Custodian fees payable                                                 26
Audit and legal fees payable                                           15
Registration fees payable                                              13
Other accrued expenses                                                  5
                                                                 --------
  Total liabilities                                                   644
                                                                 --------
Net Assets                                                       $302,802
                                                                 ========
Components of Net Assets:
Paid in capital                                                  $264,811
Undistributed net investment income                                   329
Accumulated net realized loss                                      (8,853)
Net unrealized appreciation of investments                         46,515
                                                                 --------
Net Assets                                                       $302,802
                                                                 ========
Shares Outstanding                                                 17,491
                                                                 ========
Net Asset Value and Redemption Price per Share                   $  17.31
                                                                 ========
Cost of Investments                                              $256,662
                                                                 ========


Statement of Operations
For the Year Ended December 31, 2001
(In Thousands)

Investment Income:
Income:
   Dividends (net of foreign taxes withheld of $19)                 $  3,461
   Interest                                                            1,347
                                                                    --------
                                                                       4,808
                                                                    --------
Expenses:
   Investment advisory fees                            $  621
   Custodian fees and expenses                            170
   Administrative services fees                           128
   Auditing and legal fees                                 49
   Registration fees                                       34
   Shareholder reports                                     10
   Trustees' fees                                           5
   Other                                                    4
                                                       ------
   Total expenses                                       1,021
   Less expenses waived by adviser                       (284)
                                                       ------
   Net expenses                                        $  737
                                                       ------
Net Investment Income                                                  4,071
                                                                    --------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain (loss) from:
   Futures contracts                                                  (8,116)
   Investments                                                           958
                                                                    --------
                                                                      (7,158)
                                                                    --------
   Net change in unrealized appreciation
      (depreciation) of:
   Futures contracts                                                   2,154
   Investments                                                       (38,601)
                                                                    --------
                                                                     (36,447)
                                                                    --------
Net Realized and Unrealized Loss on
   Investments                                                       (43,605)
                                                                    --------
Net Decrease in Net Assets Resulting from
   Operations                                                       $(39,534)
                                                                    ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund                             13


Statements of Changes in Net Assets
(In Thousands)

                                                        For the Year Ended
                                                           December 31,
                                                      ----------------------
                                                         2001         2000
                                                      ----------------------
Operations:
Net investment income                                  $  4,071     $  4,896
Net realized and unrealized loss
   on investments                                       (43,605)     (34,350)
                                                      ---------    ---------
Net decrease in net assets from operations              (39,534)     (29,454)
                                                      ---------    ---------
Dividends and Distributions:
From net investment income                               (3,665)      (6,277)
From net realized gain                                       --       (1,791)
From capital                                                 --       (2,521)
                                                      ---------    ---------
Total dividends and distributions                        (3,665)     (10,589)
                                                      ---------    ---------
Capital Share Transactions:
Net proceeds from shares sold                            93,983       68,628
Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions                                      3,665       10,589
                                                      ---------    ---------
                                                         97,648       79,217
Cost of shares redeemed                                 (44,386)     (29,216)
                                                      ---------    ---------
Net increase in net assets from Fund share
   transactions                                          53,262       50,001
                                                      ---------    ---------
Net Increase in Net Assets                               10,063        9,958
Net Assets:
Beginning of period                                     292,739      282,781
                                                      ---------    ---------
End of period *                                        $302,802     $292,739
                                                      =========    =========
* Includes undistributed (overdistributed) net
   investment income of:                               $    329     $    (77)
                                                      =========    =========

Transactions in Capital Stock
Shares sold                                               4,993        3,076
Shares issued in reinvestment of dividends
   and distributions                                        210          525
                                                      ---------    ---------
                                                          5,203        3,601
Shares redeemed                                          (2,387)      (1,311)
                                                      ---------    ---------
Net increase in shares outstanding                        2,816        2,290
                                                      =========    =========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund                             14


Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                    For the Year Ended December 31,
                                                   -----------------------------------------------------------------
                                                        2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                 $  19.95      $ 22.83      $  19.73     $  15.83     $  12.40
                                                     --------      -------      --------     --------     --------
Income from investment operations:
Net investment income (a)                                0.23         0.35          0.32         0.34         0.25
Net realized and unrealized gain (loss)                 (2.66)       (2.49)         3.75         4.14         3.86
                                                     --------      -------      --------     --------     --------
Total from investment operations                        (2.43)       (2.14)         4.07         4.48         4.11
                                                     --------      -------      --------     --------     --------
Less dividends and distributions:
Dividends from net investment income                    (0.21)       (0.44)        (0.51)       (0.40)       (0.32)
Distributions from capital gains                           --        (0.30)        (0.46)       (0.18)       (0.36)
                                                     --------      -------      --------     --------     --------
Total dividends and distributions                       (0.21)       (0.74)        (0.97)       (0.58)       (0.68)
                                                     --------      -------      --------     --------     --------
Net asset value, end of period                       $  17.31      $ 19.95      $  22.83     $  19.73     $  15.83
                                                     ========      =======      ========     ========     ========
Total Return (b)                                       (12.18)%      (9.37)%       20.77%       28.60%       33.35%

Ratios to Average Net Assets:
Gross expenses                                           0.35%        0.36%         0.38%        0.63%        0.85%
Fees and expenses waived or borne by the adviser         0.10%        0.11%         0.13%        0.19%        0.30%
Net expenses                                             0.25%        0.25%         0.25%        0.44%        0.55%
Net investment income                                    1.38%        1.64%         1.57%        1.95%        1.63%
Portfolio Turnover                                          2%           4%            3%           2%           4%
Net assets, End of Period (000 omitted)              $302,802     $292,739      $282,781     $206,475     $116,308

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund Notes to                    15
Financial Statements

1. Utilization of Indexation Approach. CIGNA Variable Products S&P 500[RegTM] Index Fund (the "Fund") seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500[RegTM] Composite Stock Price Index.

2. Significant Accounting Policies. The Fund is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Trust's Board of Trustees.

B. Futures Contracts -- The Fund is authorized to enter into S&P 500[RegTM] futures contracts. A Fund may use futures contracts with the objective of earning returns on its short-term investments equivalent to returns on the S&P 500[RegTM] Composite Stock Price Index. As a result, the purchase of futures contracts simulates a fully invested position in the underlying index, while maintaining liquidity. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there are unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

C. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

D. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund Notes to                    16
Financial Statements
(Continued)

gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

E. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid-in capital may be required.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.25% applied to the daily average net assets of the Fund. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.25% of average daily net assets until April 30, 2002, and thereafter to the extent described in the Fund's then current prospectus.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash in the affiliated CIGNA Variable Products Money Market Fund ("CVPMM") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. Income distributions from CVPMM, which amounted to $1,217,544 for the year ended December 31, 2001, are recorded as interest income in the Statement of Operations.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2001, the Fund paid or accrued $127,931.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2001, were $610,437 and $68,262, respectively, for U.S. Government and Agency Obligations and $60,077,157 and $5,787,633, respectively, for all other securities.

6. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. Of the 17,490,507 shares outstanding at December 31, 2001, 17,327,811 shares were held by Connecticut General Life Insurance Company ("CG Life") relating to variable annuity and variable universal life insurance contracts issued by CG Life. The remainder, representing 0.9% of the shares outstanding, was held by an employee benefit plan established by CG Life for certain of its employees.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund                             17


Report of Independent Accountants


To the Trustees and Shareholders of CIGNA Variable Products S&P 500[RegTM] Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products S&P 500[RegTM] Index Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund                             18
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.


                                                                                                Number of
Name,                      Position         Length                                              Portfolios in   Other
Address*                   Held with        of Time       Principal Occupation(s) During        Fund Complex    Directorships
and Age                    Fund             Served        Past 5 Years                          Overseen        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.                 Trustee          Trustee       Vice President (Investor Relations,   14              --
Jones                                       since 1995    Public Relations) and Treasurer,
57                                                        Kaman Corporation (helicopters
                                                          and aircraft components,
                                                          industrial)


Paul J.                    Trustee          Trustee       Special Advisor to Board of           14              Director -- Western
McDonald                                    since 1995    Directors, Friendly Ice Cream                         Massachusetts
58                                                        Corporation (family restaurants                       Electric Company
                                                          and dairy products)

Affiliated Trustees and Fund Officers

Thomas C.                 Trustee          Trustee       President, CIGNA Retirement &         14              Director of various
Jones                                      since 1997    Investment Services; Chairman of                      subsidiaries of
55                                                       the Board of Directors, TimesSquare                   CIGNA Corporation
                                                         Capital Management, Inc.;
                                                         President, CIGNA Individual
                                                         Insurance

Richard H.                President        President     Managing Director, CIGNA              14              Director of various
Forde                                      since 1998    Retirement & Investment Services,                     subsidiaries of
48                                                       Inc. and TimesSquare Capital                          CIGNA Corporation
                                                         Management, Inc.

Alfred A.                 Vice President   Officer       CIGNA Funds Treasurer; Assistant      14              --
Bingham III               and Treasurer    Since 1982    Vice President, TimesSquare
57                                                       Capital Management, Inc.

Jeffrey S.                Vice President   Officer       Senior Counsel, CIGNA                 14              --
Winer                     and Secretary    Since 1993    Corporation
44

* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500[RegTM] Index Fund (Continued)                 19
(Unaudited)

--------------------------------------------------------------------------------
"Standard & Poor's[RegTM]," "S&P[RegTM]," "S&P 500[RegTM]," "Standard & Poor's 500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The S&P 500[RegTM] Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

CIGNA Variable Products S&P 500[RegTM] Index Fund is an open-end, diversified management investment company that seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500[RegTM] Composite Stock Price Index. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

                                   CIGNA VARIABLE
                              PRODUCTS INVESTMENT
                                  GRADE BOND FUND
-------------------------------------------------
                                    Annual Report
                                December 31, 2001

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our report for CIGNA Variable Products Investment Grade Bond Fund (the "Fund") covering the year ended December 31, 2001, follows.

Management's Discussion and Analysis

The first quarter started with very strong fixed income performance. The leading sectors for the period were domestic high yield bonds, followed by investment-grade corporate bonds and asset-backed securities. The total return of the Lehman Brothers High Yield Bond Index was 6.36%, while the Lehman Brothers U.S. Credit Index returned 4.27% for the period.

Factors which led to the strong first quarter bond market performance included: aggressive monetary easing by the Federal Reserve (Fed) of 150 basis points, a steeper U.S. Treasury yield curve, increased trading volume, and some reversal of market risk aversion.

The Fund's return for the first quarter of 3.44% exceeded the Lehman Brothers Aggregate Bond Index (Benchmark) return of 3.03% by 41 basis points. This outperformance is attributed to the Fund's approximately 5% increase in exposure to corporate bonds.

During the second quarter, all financial markets were marked by increased volatility, highlighted by the Fed's three additional interest rate cuts and the tightening of fixed income credit spreads early in the quarter, which subsequently widened again in June, especially in the lower credit quality sectors. Corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, produced a return of 1.12% for the quarter. According to Lehman Brothers, the first half of 2001 ranked as the best "annual" excess return period since tracking began in 1989, surpassing the 1991 record.

The Fund outperformed its Benchmark for the second quarter by 13 basis points, as it posted a net total return of 0.69%, versus the 0.56% return of the Benchmark. The majority of the Fund's positive performance was attributed to our approximate 20% overweight position in the corporate bond sector.

During the third quarter, weakening business conditions, the further decline in corporate profits, and the enormous uncertainties surrounding the unprecedented events of September 11 caused investors to become highly risk averse. As expected, investors fled from all risk assets and, in a classic "flight to quality", stampeded into money market funds and short- and intermediate-term U.S. Treasury securities.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted an absolute return of 3.83% and a negative excess return of approximately 1.84% for the third quarter, underperforming all other major investment-grade fixed income classes on an absolute and duration-adjusted basis. According to Lehman Brothers, September was the second worst month of negative excess returns since records of this type were first tracked.

High yield bonds, after a stellar performance in July and August when the Lehman Brothers High Yield Bond Index gained 1.47% and 1.18%, respectively, declined a whopping 6.72% in September. This sudden reversal brought third quarter performance to -4.23%, one of the largest declines on record.

The Fund underperformed its Benchmark for the third quarter by 140 basis points, as it posted a net total return of 3.21% for the quarter, versus a return of 4.61% for the Benchmark.

The main drivers of the Fund's underperformance were an underweight position in U.S. Treasury and Agency securities and an overweight in investment-grade corporate bonds and high yield bonds.

--------------------------------------------------------------------------------
                                                                               2

During the fourth quarter, we modestly reduced our exposure to corporate bonds, as certain issues performed better and sooner than expected. However, we still maintained a significant overweight. We also continued our strategy of altering our overall sector and credit distribution. While we have been relatively defensive for quite some time, we felt it was appropriate to slightly increase our spread return potential by increasing exposure to BBB rated securities and reducing our exposure to higher quality corporates.

Our allocation to high yield has remained relatively low from a historical perspective, and we continue to maintain individual security weights of less than 0.50%. During the quarter, we also maintained our exposure to a high yield total return swap. In November, as high yield spreads tightened dramatically, this strategy contributed to the Fund's overall performance, while dampening individual high yield security risk.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 10.40% total return for 2001 and positive excess return over duration-matched U.S. Treasuries of 2.54%, outperforming all other major investment-grade fixed income asset classes on an absolute and duration-adjusted basis. While the high yield market was marked by periods of extreme volatility, the Lehman Brothers High Yield Bond Index ended the year with a 5.28% return, its strongest performance since 1997. The mortgage market, as measured by the Salomon Smith Barney Mortgage Securities Index, returned 8.20% for the year.

In a volatile fourth quarter environment, the Fund's net return of 1.45% exceeded the Benchmark return of 0.05% by 140 basis points.

The main drivers of this strong fourth quarter performance were our overweights in spread product, primarily corporate and high yield bonds, as these sectors rebounded sharply since September.

Performance

Returns for the year ended December 31, 2001 were:

Fund                                     9.06%
Lehman Brothers Aggregate Bond Index     8.44%

Outlook

After an entire year of economic weakness, recessionary forces finally appear to be dissipating, and the necessary ingredients are falling into place to support a sustained economic recovery over the next 12 to 18 months.

While we continue to have a significant overweight allocation to corporate bonds, we remain extremely prudent in our security and sector selection. As the Fed's monetary easing and anticipated fiscal policy stimulus take hold, we will move ahead with our rotation into less defensive sectors.

Our outlook for the MBS sector is sanguine. Notwithstanding the refinancing wave, we believe that much of the refinancing fear is already "priced into" the market and that attractive opportunity exists. Nevertheless, we continue to select premium securities carefully, including some with prepayment penalties.

The outlook for high yield remains mixed. Returns will be volatile, as low dollar price securities have large fluctuations. The high yield market appears to be subdivided into two juxtaposed categories: higher quality BB bonds and defaults. The higher quality sector is overpriced, as investors have fled the collapsing credits in search of relative safety within below-investment-grade. Our high yield overweight in 2002 will be moderate and relatively light for a year that is emerging from recession.

--------------------------------------------------------------------------------
                                                                               3

We maintain a cautiously optimistic stance for emerging markets, as we monitor worldwide and local events and look to exploit opportunities in the asset class.

Sincerely,

[Signature of Richard H. Forde]

Richard H. Forde
President
CIGNA Variable Products Investment Grade Bond Fund

--------------------------------------------------------------------------------
                                                                               4

--------------------------------------------------------------------------------

             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               5/3/99* - 12/31/01

------------------------------
    AVERAGE ANNUAL RETURNS

 1 Year          Life of Fund
  9.06%              6.22%
------------------------------

[The following material was represented in the printed material as a line chart]

                Fund    Lehman Brothers Aggregate Bond Index

5/3/99*         10000   10000
12/31/99         9852    9797
12/31/00        10772   10936
12/31/01        11748   11860

CIGNA Variable Products Investment Grade Bond Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared to the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

*Commencement of operations

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Investments in Securities   5
December 31, 2001

                                                           Principal           Value
                                                               (000)           (000)
------------------------------------------------------------------------------------
LONG-TERM BONDS - 85.6%
Building and Construction - 0.3%
Case Corporation, 7.25%, 2016                             $      360        $    281
KB HOME, 8.63%, 2008                                             220             221
                                                                            --------
                                                                                 502
                                                                            --------
Consumer and Retail - 1.4%
Budget Group, Inc., 9.13%, 2006                                1,240             298
Felcor Lodging LP, 8.50%, 2011                                   140             134
Hilfiger (Tommy) USA, Inc., 6.85%, 2008                          100              93
Kroger Company, 7.50%, 2031                                      580             603
Levi Strauss & Co., 6.80%, 2003                                  420             370
Remington Products Co. LLC, 11.00%, 2006                         280             214
VFB LLC, 10.25%, 2009 (a)                                      1,930             405
                                                                            --------
                                                                               2,117
                                                                            --------
Entertainment and Communications - 10.5%
Adelphia Communications Co., 10.88%, 2010                        130             131
AOL Time Warner, Inc., 7.63%, 2031                               800             847
AT&T Canada, Inc., 7.65%, 2006                                   875             571
AT&T Corp.,
   7.30%, 2011
   (144A security acquired Nov. 2001 for $867) (b)               870             894
   8.00%, 2031
   (144A security acquired Nov. 2001 for $515) (b)               520             544
British Telecommunications PLC, 8.63%
   (coupon change based on rating), 2030                       1,340           1,538
Charter Communications Holdings LLC.,
   10.75%, 2009                                                  530             562
Citizens Communications Company, 9.25%, 2011                     430             476
Clear Channel Communication, 7.88%, 2005                         710             743
Conseco, Inc.
   6.40%, 2003                                                   160              86
   8.75%, 2004                                                   120              55
ITT Corp., 7.40%, 2025                                           785             751
Jones Intercable, Inc., 7.63%, 2008                              180             190
Koninklijke KPN, NV, 8.00%, 2010                                 145             146
   (144A security acquired Oct. 2001 for $117) (b)
Lenfest Communications, Inc., 8.25%, 2008                        730             770

                                                           Principal           Value
                                                               (000)           (000)
------------------------------------------------------------------------------------
Entertainment and Communications (continued)
Spectrasite Holdings, Inc.
   Step Coupon (0% to 3/15/05), 2010                      $      230        $     56
Tele Communications, Inc.,
   9.80%, 2012                                                   900           1,082
   7.88%, 2013                                                   540             573
Telewest Communications PLC,
   Step Coupon (0% to 4/15/04), 2009                             190              84
   Step Coupon (0% to 2/01/05), 2010                             355             137
Time Warner, Inc.,
   8.18%, 2007                                                   990           1,107
   9.13%, 2013                                                   100             118
Verizon Wireless LLC, 5.38%, 2006
   (144A security acquired Dec. 2001 for $697) (b)               700             696
Voicestream Wireless Corp.,
   Step Coupon (0% to 11/15/04), 2009                            894             777
Winstar Communications, Inc.,
   Step Coupon (0% to 4/15/05), 2010 (a)                       1,175               1
   12.75%, 2010 (a)                                              660               1
Worldcom, Inc.,
   7.50%, 2011                                                   610             625
   8.25%, 2031                                                 2,140           2,256
                                                                            --------
                                                                              15,817
                                                                            --------
Financial - 10.3%
American General Capital Corp., 8.13%, 2046
   (144A security acquired Jan., Mar. & Aug.
   2001 for $766) (b)                                            745             831
Amvescap PLC, 5.90%, 2007
   (144A security acquired Dec. 2001 for $600) (b)               600             597
Bank of America Corp., 7.80%, 2010                               500             547
Citigroup, Inc., 5.75%, 2006                                     750             768
Finova Group, Inc., 7.50%, 2009                                  450             189
Ford Motor Credit Co.,
   6.88%, 2006                                                 1,070           1,070
   7.38%, 2009                                                 1,555           1,535
General Motors Acceptance Corp., 6.13%, 2006                   1,465           1,450
Global Crossing Holdings Limited, 8.70%, 2007 (a)                600              51
Goldman Sachs Group, Inc., 6.88%, 2011                           665             685
Household Finance Corp., 6.38%, 2011                             850             823


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Investments in Securities   6
December 31, 2001 (Continued)

                                                           Principal           Value
                                                               (000)           (000)
------------------------------------------------------------------------------------
Financial (continued)
Mississippi Business Finance Corp., 7.81%, 2024           $      500        $    466
Morgan Stanley Group, Inc., 6.75%, 2011                        1,035           1,059
Old Kent Bank,
   Step Coupon (7.75%, to 8/10/05), 2010                         500             535
Pemex Project Funding Master Trust, 9.13%, 2010                  760             802
Prudential Insurance Co. of America, 6.88%, 2003               1,015           1,049
Royal Bank of Scotland Group PLC,
   Step Coupon (7.65% to 9/30/31), 2049                          705             714
Standard Chartered Bank, 8.00%, 2031
   (144A security acquired Dec. 2001 for $500) (b)               480             488
TPSA Financial BV, 7.75%, 2008
   (144A security acquired Aug. 2001 for $822) (b)               830             824
Union Planters Corp., 6.75%, 2005                                440             453
Zions Bancorp.,
   Step Coupon (6.50% to 10/15/2006), 2011
   (144A security acquired Nov. 2001 for $594) (b)               590             578
                                                                            --------
                                                                              15,514
                                                                            --------
Foreign Government - 3.5%
Argentina (Republic of), 6.00%, 2023                             410             179
Brazil (Republic of), 10.13%, 2027                               220             157
Bulgaria (National Republic), 4.56%, 2024 (c)                    530             455
Columbia (Republic of), 10.00%, 2012                             380             375
Peru (Republic of),
   Step Coupon (4.50% to 2003), 2017                             480             373
Philippines (Republic of), 10.63%, 2025                          420             412
Quebec (Province of Canada),
   5.50%, 2006                                                   630             642
   7.50%, 2023                                                 1,215           1,343
Russian Federation,
   Step Coupon (5.00% to 3/31/07), 2030                        1,860           1,079
United Mexican States, 9.88%, 2010                               215             239
                                                                            --------
                                                                               5,254
                                                                            --------

                                                           Principal           Value
                                                               (000)           (000)
------------------------------------------------------------------------------------
Industrial - 5.0%
BAE Systems Holdings, 6.40%, 2011
   (144A security acquired Dec. 2001
   for $1,174) (b)                                        $    1,180        $  1,168
Georgia Pacific Corp.,
   7.38%, 2025                                                   365             296
   8.88%, 2031                                                   455             450
International Wire Group, 11.75%, 2005                           250             209
Kaiser Aluminum & Chemical Corp.,
   12.75%, 2003 (a)                                              590             430
Lockheed Martin Corp., 8.20%, 2009                             2,680           3,017
Lukens, Inc., 7.63%, 2004 (a)                                    440              26
Phelps Dodge Corp., 8.75%, 2011                                  180             174
Systems 2001 Asset Trust LLC, 7.16%, 2011
   (144A security acquired June 2001
   for $303) (b)                                                 303             305
TFM SA DE CV,
   Step Coupon (0% to 6/15/02), 2009                             890             783
USEC, Inc., 6.63%, 2006                                          310             289
USX Marathon Group, 8.13%, 2023                                  410             442
                                                                            --------
                                                                               7,589
                                                                            --------
Oil & Gas - 2.7%
Coastal Corp., 7.50%, 2006                                       570             588
Conoco Funding Co., 6.35%, 2011                                1,130           1,145
Occidental Petroleum Corp.
   7.65%, 2006                                                   805             866
   9.25%, 2019                                                   500             583
Williams Companies, Inc., 7.88%, 2021                            925             939
                                                                            --------
                                                                               4,121
                                                                            --------
Services - 0.3%
Laidlaw, Inc., 7.88%, 2005 (a)                                   830             442
                                                                            --------
Structured Securities - 3.7%
American Express Credit, Ser. 1999-1A, 5.60%, 2006             1,200           1,247
Beaver Valley II Funding Corp., 8.63%, 2007                      830             883
Comm 1999-1, A1, 6.15%, 2008                                       8               9
IMC Home Equity Loan, 6.65%, 2029                                692             719


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Investments in Securities   7
December 31, 2001 (Continued)

                                                   Principal                 Value
                                                       (000)                 (000)
----------------------------------------------------------------------------------
Structured Securities (continued)
Qwest Capital Funding, Inc., 7.00%, 2009
   (144A security acquired Aug. & Nov. 2001
   for $2,239) (b)                                   $ 2,255              $  2,167
Residential Funding Mortgage, Sept. 1996,
   7.75%, 2026                                           514                   519
                                                                          --------
                                                                             5,544
                                                                          --------
Transportation - 1.7%
American Airlines, 6.82%, 2011                           920                   844
Burlington Northern Santa Fe, 8.13%, 2020                420                   468
Norfolk Southern Corp.,
   6.20%, 2009                                           265                   262
   7.70%, 2017                                           500                   546
Union Pacific Corp., 5.75%, 2007                         500                   492
                                                                          --------
                                                                             2,612
                                                                          --------
Utilities - 4.1%
AES Drax Energy Ltd., 11.50%, 2010                       260                   174
Cleveland Electric Illuminating Co., 7.88%, 2017         200                   209
Detroit Edison Co., 6.13%, 2010                          400                   392
First Energy Corp., 5.50%, 2006                        2,710                 2,672
Korea Electric Power Corp., 6.38%, 2003                  980                 1,021
Niagara Mohawk Power Co., 7.38%, 2003                    250                   261
Pacific Gas & Electric, 10.38%, 2011                     260                   274
Progress Energy, Inc., 7.10%, 2011                       700                   727
Texas Utilities Corp., 6.38%, 2004                       500                   510
                                                                          --------
                                                                             6,240
                                                                          --------
U.S. Government & Agencies - 42.1%
Freddie Mac,
   6.75%, 2031                                           885                   938
 TBA's (e)
   5.50%, 2016                                         3,450                 3,396
   6.00%, 2016                                         2,850                 2,862
   6.50%, 2016                                         2,475                 2,525
   5.50%, 2031                                           925                   872
Fannie Mae,
   5.50%, 2014                                         1,025                   994
   5.50%, 2015                                         1,050                 1,028

                                                   Principal                 Value
                                                       (000)                 (000)
----------------------------------------------------------------------------------
U.S. Government & Agencies (continued)
   8.00%, 2030                                       $ 3,879              $  4,075
   7.00%, 2031                                         3,111                 3,176
   8.00%, 2031                                           873                   917
 TBA's (e)
   6.00%, 2016                                         3,700                 3,709
   7.00%, 2016                                         1,800                 1,862
   6.00%, 2031                                         4,000                 3,911
   6.50%, 2031                                        12,465                12,465
   7.00%, 2031                                        10,350                10,544
   7.50%, 2031                                         4,050                 4,179
U.S. Treasury Bonds,
   8.75%, 2017                                           115                   151
   6.00%, 2026                                         1,600                 1,646
U.S. Treasury Notes,
   5.75%, 2002                                           300                   309
   6.25%, 2003                                           250                   261
   7.88%, 2004                                         1,500                 1,667
   5.50%, 2008                                           320                   334
   6.00%, 2009                                         1,630                 1,736
                                                                          --------
                                                                            63,557
                                                                          --------
Total Long-Term Bonds
   (Cost - $131,034)                                                       129,309
                                                                          --------

                                                   Number of
                                                      Shares
                                                   ---------
PREFERRED STOCK - 2.0%
Entertainment and Communications - 0.7%
Centaur Funding Corp., 9.08%
   (144A security acquired Jan. & Nov. 2001
   for $883) (b)                                     825,000                   914
CSC Holdings, Inc., 11.13%                             1,800                   191
                                                                          --------
                                                                             1,105
                                                                          --------
Financial - 1.3%
Citigroup, Inc., 5.86% (depository shares = 1/5
   of preferred share)                                26,800                 1,238
Golden State Bancorp, 9.13%                           19,085                   477


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Investments in Securities   8
December 31, 2001 (Continued)

                                                      Number of        Value
                                                         Shares        (000)
----------------------------------------------------------------------------
Financial (continued)
IBJ Preferred Capital Co. LLC,
   Step Coupon (8.79% to 6/30/08)
   (144A security acquired Nov. 2001 for $164) (b)      220,000    $     164
                                                                   ---------
                                                                       1,879
                                                                   ---------
Total Preferred Stock
   (Cost - $2,921)                                                     2,984
                                                                   ---------
SHORT-TERM OBLIGATIONS - 43.5%
Money Market Fund - 43.4%
CIGNA Variable Products Money Market Fund            65,656,000       65,656
                                                                   ---------

                                                      Principal
                                                          (000)
                                                     ----------
U.S. Government - 0.1%
U.S. Treasury Bills,
   3.35%, 1/31/02 (d)                                $      100          100
   2.10%, 4/4/02 (d)                                         50           49
                                                                   ---------
                                                                         149
                                                                   ---------
Total Short-Term Obligations
   (Cost - $65,805)                                                   65,805
                                                                   ---------
TOTAL INVESTMENTS IN SECURITIES - 131.1%
   (Total Cost - $199,760) (g)                                       198,098
Liabilities in excess of other assets - (31.1%)                      (47,008)
                                                                   ---------
NET ASSETS - 100.0%                                                $ 151,090
                                                                   =========

NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates defaulted security.
(b) Indicates restricted security; the aggregate value of restricted securities is $10,315,009 (aggregate cost $10,240,765), which is approximately 6.8% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c) Variable rate security. Rate is as of December 31, 2001.
(d) Pledged as collateral for financial futures contracts. At December 31, 2001, the Fund was long 68, 5-year U.S. Treasury Notes and 14,
    30-year U.S. Treasury Bonds futures contracts, and was short 4, 2-year and 64, 10-year U.S. Treasury Notes futures contracts, all expiring in March 2002. Net unrealized gains amounted to $90,625. Underlying face values of the long and short positions were $8,648,641 and ($7,686,453), respectively, and underlying market values were $8,617,750 and ($7,564,937), respectively.
(e) TBA (to be announced) refers to securities that are bought and sold for future settlement. Approximately
    $46,325,890 has been segregated to cover obligations arising under TBA purchases.
(f) A summary of outstanding forward currency contracts, as of December 31, 2001, is as follows:

Settlement     Forward      Foreign       Contract        Net Unrealized
Date           Contract     Currency      Value           Appreciation
-------------------------------------------------------------------------
Sells
01/31/02       EURO         5,900,000     $5,068,006      $177,213

Buys
01/31/02       EURO         2,520,000     $2,293,682      $ 53,351

    Tax Information
(g) At December 31, 2001, the net unrealized appreciation of investments based, on cost for federal income tax purposes of
    $200,307,720, was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                                         $ 1,474,263
    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                                             (3,684,052)
                                                                          -----------
    Unrealized appreciation - net                                         $(2,209,789)
                                                                          ===========
(h) As of December 31, 2001, the components of distributable earnings
    (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:
    Undistributed ordinary income                                         $         0
    Undistributed capital gains                                           $         0


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Investments in Securities   9
December 31, 2001 (Continued)

--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds (Unaudited)
December 31, 2001

               Market       % of
               Value      Long-Term
               (000)        Bonds
-----------------------------------
Aaa/AAA       $ 66,564       51.5%
Aa/AA            5,298        4.1
A/A             20,167       15.6
Baa/BBB         28,619       22.1
Ba/BB            4,670        3.6
B/B              2,198        1.7
Below B          1,351        1.1
Not Rated          442        0.3
              --------       ----
              $129,309      100.0%
              ========      =====

*The higher of Moody's or Standard & Poor's Ratings.
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund                            10

Statement of Assets and Liabilities
December 31, 2001
(In Thousands)

Assets:
Investments in securities at value                      $198,098
Interest and dividends receivable                          1,297
Receivable for investments sold                            1,153
Receivable for forward currency contracts                    231
Futures variation margin receivable                            4
Investments for Trustee's deferred compensation                2
                                                        --------
  Total assets                                           200,785
                                                        --------
Liabilities:
Payable for investments purchased                         49,559
Advisory fees payable                                         34
Swap contracts payable                                        33
Custodian fees payable                                        19
Administrative fees payable                                   17
Registration fees payable                                     17
Audit and legal fees payable                                   8
Shareholder reports payable                                    4
Deferred Trustees' fees payable                                2
Payable for fund shares purchased                              1
Other accrued expenses                                         1
                                                        --------
  Total liabilities                                       49,695
                                                        --------
Net Assets                                              $151,090
                                                        ========
Components of Net Assets:
Paid in capital                                         $153,657
Overdistributed net investment income                       (484)
Accumulated net realized loss                               (742)
Net unrealized depreciation of investments, futures
   and forward contracts                                  (1,341)
                                                        --------
Net Assets                                              $151,090
                                                        ========
Shares Outstanding                                        15,579
                                                        ========
Net Asset Value and Redemption Price per Share          $   9.70
                                                        ========
Cost of Investments                                     $199,760
                                                        ========

Statement of Operations
For the Year Ended December 31, 2001
(In Thousands)

Investment Income:
Income:
   Interest                                             $ 7,514
   Dividends                                                145
                                                        -------
                                                          7,659
Expenses:
   Investment advisory fees                $ 527
   Custodian fees                            122
   Administrative fees                        50
   Audit and legal fees                       37
   Registration fees                          37
   Shareholder reports                         4
   Other                                       1
                                           -----
   Total expenses                            778
   Less expenses waived by adviser          (127)
                                           -----
   Net expenses                            $ 651
                                           -----
Net Investment Income                                     7,008
                                                        -------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain (loss) from:
   Forward currency contracts                               123
   Futures contracts                                         84
   Investments                                            6,291
                                                        -------
                                                          6,498
                                                        -------
   Net change in unrealized appreciation
      (depreciation) of:
   Forward Currency Contracts                                98
   Futures contracts                                         97
   Investments                                           (3,087)
                                                        -------
                                                         (2,892)
                                                        -------
Net Realized and Unrealized Gain
   on Investments                                         3,606
                                                        -------
Net Increase in Net Assets Resulting
   from Operations                                      $10,614
                                                        =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund                            11

Statements of Changes in Net Assets
(In Thousands)

                                                 For the Year Ended
                                                    December 31,
                                                --------------------
                                                  2001        2000
                                                --------------------
Operations:
Net investment income                           $  7,008     $ 4,376
Net realized and unrealized gain on
   investments                                     3,606       2,107
                                                --------     -------
Net increase in net assets from operations        10,614       6,483
                                                --------     -------
Dividends and Distributions:
From net investment income                       (13,094)     (4,428)
From net realized gain                              (610)         --
From return of capital                            (1,157)         --
                                                --------     -------
 Total dividends and distributions               (14,861)     (4,428)
                                                --------     -------
Capital Share Transactions:
Net proceeds from shares sold                     69,598      50,258
Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions                              14,861       4,428
                                                --------     -------
                                                  84,459      54,686
Cost of shares redeemed                          (13,136)    (11,988)
                                                --------     -------
Net increase from Fund share transactions         71,323      42,698
                                                --------     -------
Net Increase in Net Assets                        67,076      44,753
Net Assets:
Beginning of period                               84,014      39,261
                                                --------     -------
End of period *                                 $151,090     $84,014
                                                ========     =======
* Includes undistributed (overdistributed) net
   investment income of:                        $   (484)    $    29
                                                ========     =======

                                                 For the Year Ended
                                                    December 31,
                                                --------------------
                                                  2001        2000
                                                --------------------
Transactions in Capital Stock
Shares sold                                        6,780       5,130
Shares issued in reinvestment of dividends
   and distributions                               1,540         449
                                                --------     -------
                                                   8,320       5,579
Shares redeemed                                   (1,249)     (1,192)
                                                --------     -------
Net increase in shares outstanding                 7,071       4,387
                                                ========     =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund                            12

Financial Highlights

                                                       For the Year Ended        From May 3,
                                                          December 31,             1999* to
                                                   --------------------------    December 31,
                                                       2001          2000           1999
------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                 $   9.87       $  9.53        $ 10.00
                                                     --------       -------        -------
Income from investment operations
Net investment income (a)                                0.45(e)       0.54           0.33
Net realized and unrealized gain (loss)                  0.44          0.35          (0.48)
                                                     --------       -------        -------
Total from investment operations                         0.89          0.89          (0.15)
                                                     --------       -------        -------
Less dividends and distributions:
Dividends from net investment income                    (0.94)        (0.55)         (0.32)
Distributions from net realized capital gains           (0.04)           --             --
Return of capital dividends                             (0.08)           --             --
                                                     --------       -------        -------
Total dividends and distributions                       (1.06)        (0.55)         (0.32)
                                                     --------       -------        -------
Net asset value, end of period                       $   9.70       $  9.87        $  9.53
                                                     --------       -------        -------
Total Investment Return (b)                              9.06%         9.34%         (1.48)%(c)
Ratios to Average Net Assets:
Gross Expenses                                           0.60%         0.70%          0.79%(d)
Fees and expenses waived or borne by the adviser         0.10%         0.20%          0.29%(d)
Net expenses                                             0.50%         0.50%          0.50%(d)
Net investment income                                    5.39%(e)      6.66%          6.09%(d)
Portfolio Turnover                                        396%          320%           303%(c)
Net assets, End of Period (000 omitted)              $151,090       $84,014        $39,261

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.
(e) The fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.02 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.19%.
*  Commencement of operations


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Notes to
 Financial Statements                                                         13

1. Significant Accounting Policies. CIGNA Variable Products Investment Grade Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements, i.e. TBA's, for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Notes to
Financial Statements                                                          14
(Continued)

changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Futures Contracts -- The Fund is authorized to enter into futures contracts. The Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

F. Swap Agreements -- The Fund may enter into swap agreements for investment, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed-rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

During 2001, the Fund entered into swap agreements with Bear Stearns for notional amounts of $1,160,000, $2,510,000 and

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Notes to
Financial Statements                                                          15
(Continued)

$1,300,000. The terms of the agreements require the Fund to pay the LIBOR Rate (which is set monthly) plus 80, 122.5 and 75 basis points, respectively, and receive the monthly total return on the Bear Stearns High Yield Index. The receivable/payable amounts are based on the respective notional amounts. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income. The contracts terminate on January 1, 2002, August 1, 2002 and December 1, 2002, respectively.

G. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change was an additional discount of $59,260 as of December 31, 2000. The cumulative effect of this change for the year ended December 31, 2001, was to decrease net investment income by $246,590, increase net realized gains (losses) on investments by $84,107 and increase net unrealized appreciation (depreciation) by $162,483. The Statement of Changes in Net Assets and Financial Highlights for prior periods, have not been restated to reflect this change in presentation. There was no impact on the total net assets of the Fund. Prior to the change, the Fund did not amortize premiums or discounts for book purposes, except for original issue discounts, that were accreted over the life of the respective securities.

H. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2001, the Fund had a post October currency loss of $24,848. Under current tax law, capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following year.

I. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to the Component of Net Assets may be required. At December 31, 2001, the Fund decreased accumulated net realized gain (loss) by $5,727,948; increased undistributed (overdistributed) net investment income by $6,887,075 and decreased paid-in capital by $1,159,127.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund Notes to
Financial Statements                                                          16
(Continued)

annual rate of 0.50% of the Fund's average daily net assets. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2002, and thereafter to the extent described in the Fund's then current prospectus.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the affiliated CIGNA Variable Products Money Market Fund ("CVPMM") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. Income distributions from CVPMM, which amounted to $1,019,628 for the year ended December 31, 2001, are recorded as interest income in the Statement of Operations.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2001, the Fund paid or accrued $50,112.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2001, were $305,829,014 and $283,311,731, respectively, for U.S. Government and Agency Obligations and $217,996,699 and $190,260,109, respectively, for all other securities.

5. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at December 31, 2001, were held by Connecticut General Life Insurance Company relating to variable annuity and universal life insurance contracts issued by that company.

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund                            17


Report of Independent Accountants

To the Trustees and Shareholders of CIGNA Variable Products Investment Grade Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Investment Grade Bond Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

--------------------------------------------------------------------------------
CIGNA Variable Products Investment Grade Bond Fund                            18
(Unaudited)


Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                     Number of
Name,          Position         Length                                               Portfolios in   Other
Address*       Held with        of Time       Principal Occupation(s) During         Fund Complex    Directorships
and Age        Fund             Served        Past 5 Years                           Overseen        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.     Trustee          Trustee       Vice President (Investor Relations,    14              --
Jones                           since 1995    Public Relations) and Treasurer,
57                                            Kaman Corporation (helicopters
                                              and aircraft components,
                                              industrial)

Paul J.        Trustee          Trustee       Special Advisor to Board of            14              Director -- Western
McDonald                        since 1995    Directors, Friendly Ice Cream                          Massachusetts
58                                            Corporation (family restaurants                        Electric Company
                                              and dairy products)

Affiliated Trustees and Fund Officers

Thomas C.      Trustee          Trustee       President, CIGNA Retirement &          14              Director of various
Jones                           since 1997    Investment Services; Chairman of                       subsidiaries of
55                                            the Board of Directors, TimesSquare                    CIGNA Corporation
                                              Capital Management, Inc.;
                                              President, CIGNA Individual
                                              Insurance

Richard H.     President        President     Managing Director, CIGNA               14              Director of various
Forde                           since 1998    Retirement & Investment Services,                      subsidiaries of
48                                            Inc. and TimesSquare Capital                           CIGNA Corporation
                                              Management, Inc.

Alfred A.      Vice President   Officer       CIGNA Funds Treasurer; Assistant       14              --
Bingham III    and Treasurer    Since 1982    Vice President, TimesSquare
57                                            Capital Management, Inc.

Jeffrey S.     Vice President   Officer       Senior Counsel, CIGNA                  14              --
Winer          and Secretary    Since 1993    Corporation
44

-------------------------------------------------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C,
  Hartford, CT 06103

--------------------------------------------------------------------------------

CIGNA Variable Products Investment Grade Bond Fund is an open-end, diversified management investment company that invests primarily in fixed-income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

                                   CIGNA VARIABLE
                                   PRODUCTS MONEY
                                      MARKET FUND
-------------------------------------------------
                                    Annual Report
                                December 31, 2001


                                                        [Logo]
                                                         CIGNA

--------------------------------------------------------------------------------
                                                                             1

Dear Shareholders:

We are pleased to provide this report for CIGNA Variable Products Money Market Fund (the Fund) covering the year ended December 31, 2001.

Management's Discussion and Analysis

The Federal Reserve (Fed) lowered rates 150 basis points (bps) in the first quarter. The first 50 bps of easing on January 3, 2001 was a surprise to market participants and put Fed watchers on notice for further inter-meeting cuts. Subsequent 50 bps cuts occurred on January 31 and March 20. Signs of weakness were noted across the stock and bond markets, and economic indicators signaled an economy on the brink of recession.

In the second quarter, the Fed reduced rates another 125 bps. The fourth easing of the year occurred on April 18, when the Fed cut the Federal funds rate by 50 bps. This action was followed by another 50 bps on May 15 and then still another 25 bps on June 27.

The Fed cut rates another 75 bps in the third quarter. The seventh interest rate cut of the year (25 bps) occurred on August 21. On September 17, in an inter-meeting move, the Fed cut rates another 50 bps to 3.00% in order to ease economic pressure in the wake of the September 11th terrorist attacks. The shock of the attacks was expected to push an already weak economy into a recession.

The Fed reduced rates a further 125 bps in the fourth quarter. The ninth interest rate cut of the year (50 bps) occurred on October 2. On November 6, the Fed cut another 50 bps, lowering the rate to 2.00%. The eleventh and final interest rate cut of 2001 was announced on December 11, when the Fed cut the rate another 25 bps to 1.75%. Total Fed action accounted for an easing of 475 bps since the Fed first took action and surprised the market in January 2001. The additional stimulus in the fourth quarter was attributed to the economic weakness brought about by already weak corporate earnings, and by an over-burdened consumer hurt by the shock of the terrorist attacks on September 11.

Portfolio Composition and Performance

On December 31, 2001, the portfolio contained: top-tier domestic commercial paper, 67.9%; top-tier foreign commercial paper, 12.1%; and U.S. Government and Agencies, 19.9%. The Fund is well diversified.

Total returns for the year ended December 31, 2001 were:

Fund                                  3.73%
Lipper Money Market Funds Average     3.44%
3-month U.S. Treasury Bill            4.09%

As of December 31, 2001, the Fund's weighted average portfolio maturity was 38 days, and the annualized 7-day yield was 1.59%.

Outlook

Signs of an economic recovery are starting to appear on the horizon. The key will be the characteristics of that recovery--specifically, the timing and strength. Early predictions call for signs of a recovery in the second half of 2002, although that could change as more information on current economic conditions is reported in the first quarter. Recent economic data have suggested that the economy is bottoming out. Market consensus estimates a somewhat lackluster recovery, with GDP (Gross Domestic Product) growth at about 3.5% by mid-year 2002. Areas of focus will be inventories, technology spending and consumer behavior. Another important variable will be the size and characteristics of the fiscal stimulus package. With this in mind, we will continue to focus on developing trends in both the U.S. and global economies as indications of further Fed action, and adjust our portfolio strategy accordingly.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
President
CIGNA Variable Products Money Market Fund

--------------------------------------------------------------------------------
                                                                             2

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              3/1/96* -- 12/31/01

------------------------------------------
          AVERAGE ANNUAL RETURN
1 Year    3 Year    5 Year    Life of Fund
3.73%     4.86%     4.98%         4.99%
------------------------------------------

[Following is tabular representation of line chart.]

                         3 month U.S.
                Fund    Treasury Bill
  3/1/96       $10,000     $10,000
12/31/96        10,418      10,435
12/31/97        10,959      10,983
12/31/98        11,523      11,537
12/31/99        12,079      12,084
12/31/00        12,809      12,804
12/31/01        13,286      13,327

CIGNA Variable Products Money Market Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The annualized yield for the seven days ended December 31, 2001 was 1.59%, and the Fund's average maturity was 38 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of the three month U. S. Treasury Bill, which does not reflect brokerage charges or other investment expenses. The principal value of the U. S. Treasury Bill is guaranteed by the full faith and credit of the United States.

* Commencement of operations

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund Investments in Securities          3
December 31, 2001

                                                    Principal          Value
                                                        (000)          (000)
----------------------------------------------------------------------------
COMMERCIAL PAPER - 80.0%
Domestic - 67.9%
Abbott Laboratories, 1.84%, 1/3/02                    $ 5,848       $  5,847
Alcoa, Inc., 1.75%, 1/2/02                              3,875          3,875
American Express Credit Corp., 1.77%, 2/12/02           5,000          4,990
Barclays U.S. Funding Corp., 1.78%, 1/8/02              7,348          7,346
Boeing Capital Corp., 2.09%, 2/7/02 (a)                 1,500          1,500
Chase Manhattan Corp., 2.48%, 1/29/02 (a)               5,000          5,001
Chevrontexaco Corp.,
 1.78%, 1/15/02                                         6,000          5,996
 1.75%, 2/6/02                                          2,100          2,096
Citicorp, 1.87%, 1/7/02                                 7,516          7,514
Colgate Palmolive Co., 2.22%, 1/22/02                   7,000          6,991
Exxon Project Investment Corp., 1.78%, 1/4/02           3,823          3,822
General Electric Capital Corp.,
 2.22%, 1/25/02                                         2,500          2,496
 1.83%, 2/5/02                                          5,500          5,490
Goldman Sachs Group, Inc.,
 1.75%, 1/7/02                                          2,250          2,249
 2.60%, 1/14/02 (a)                                     2,000          2,000
 2.00%, 3/15/02 (a)                                     4,000          4,001
Merrill Lynch & Co.,
 5.71%, 1/15/02                                         1,500          1,500
 4.30%, 5/1/02                                          4,000          4,000
Minnesota Mining & Mfg. Co., 2.20%, 1/11/02             3,852          3,850
Morgan (J.P.) Chase & Co.,
 2.04%, 1/23/02                                         1,810          1,808
 2.39%, 1/28/02 (a)                                     1,000          1,000
Morgan Stanley, Dean Witter, Discover & Co.,
 1.82%, 1/23/02                                         7,000          6,992
Nestle Capital Corp.,
 1.87%, 1/14/02                                         2,000          1,999
 2.04%, 1/16/02                                         6,000          5,995
Nike, Inc., 1.85%, 1/17/02                              5,000          4,996
Pfizer, Inc., 2.16%, 1/17/02                            5,500          5,495
Pitney Bowes, Inc., 1.85%, 1/11/02                      5,000          4,997
Procter & Gamble Co., 1.80%, 1/30/02                    5,000          4,993
SBC Communications, Inc., 2.37%, 1/4/02                 6,000          5,999
Sysco Corp., 2.03%, 2/4/02                              5,000          4,990
Tyco Capital Corp., 1.85%, 1/28/02                      4,500          4,494


                                                    Principal          Value
                                                        (000)          (000)
----------------------------------------------------------------------------
Verizon Network Funding,
 1.88%, 1/18/02                                       $ 1,268       $  1,267
 1.85%, 2/8/02                                          5,000          4,990
Wells Fargo Financial, Inc., 1.85%, 1/9/02              7,000          6,997
                                                                    --------
                                                                     147,576
                                                                    --------
Foreign - 12.1%
ANZ (Delaware), Inc., 1.87%, 2/11/02                    4,000          3,991
Deutsche Bank Financial, Inc., 2.11%, 1/2/02            5,000          5,000
Diageo Capital PLC, 1.85%, 2/1/02                       6,000          5,990
National Australia Funding Del., Inc.,
   1.80%, 1/10/02                                       4,751          4,749
UBS Finance (Delaware), Inc., 1.77%, 2/13/02            6,500          6,486
                                                                    --------
                                                                      26,216
                                                                    --------
Total Commercial Paper                                               173,792
                                                                    --------
U.S. GOVERNMENT & AGENCIES - 19.9%
Federal Home Loan Bank,
 4.88%, 1/22/02                                           890            890
 6.88%, 7/18/02                                         2,500          2,537
 2.04%, 9/5/02 (a)                                     10,000         10,000
 6.25%, 11/15/02                                        3,000          3,097
 2.34%, 12/12/02                                        2,500          2,498
Freddie Mac,
 1.80%, 2/15/02                                         5,500          5,488
 6.25%, 10/15/02                                        1,650          1,696
Fannie Mae,
 2.30%, 1/3/02                                          3,015          3,015
 1.81%, 1/18/02                                         7,983          7,976
 1.81%, 2/28/02                                         3,595          3,585
U.S. Treasury Bills, 2.12%, 1/24/02                     2,500          2,497
                                                                    --------
                                                                      43,279
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
 (Total Cost - $217,071)                                             217,071
Cash and Other Assets, Less Liabilities - 0.1%                           234
                                                                    --------
NET ASSETS - 100.0%                                                 $217,305
                                                                    ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Variable rate security. Rate is as of December 31, 2001.
    Tax Information
(b) As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) on a tax basis is the same as on a book basis.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund Investments in Securities          4
December 31, 2001 (Continued)



CIGNA Variable Products Money Market Fund
                                        Value         % of
Ten Largest Positions (Unaudited)       (000)   Net Assets
-----------------------------------------------------------
Federal Home Loan Banks               $19,022      8.8%
Fannie Mae                             14,576      6.7
Goldman Sachs Group, Inc.               8,250      3.8
ChevronTexaco Corp.                     8,092      3.7
Nestle Capital Corp.                    7,994      3.7
General Electric Capital Corp.          7,986      3.7
Citicorp                                7,514      3.5
Barclays U.S. Funding Corp.             7,346      3.4
Freddie Mac                             7,184      3.3
Wells Fargo Financial, Inc.             6,997      3.2


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund                                    5

Statement of Assets and Liabilities
December 31, 2001
(In Thousands)


Assets:
Investments in securities at value                      $217,071
Cash                                                           1
Interest receivable                                          366
Investment for Trustees' deferred compensation plan            2
                                                        --------
  Total assets                                           217,440
                                                        --------
Liabilities:
Investment advisory fees payable                              60
Administrative services fees payable                          32
Registration fees payable                                     13
Audit and legal fees payable                                   9
Dividends payable                                              8
Custodian fees payable                                         8
Shareholders reports payable                                   3
Deferred Trustees' fees payable                                2
                                                        --------
  Total liabilities                                          135
                                                        --------
Net Assets                                              $217,305
                                                        ========
Components of Net Assets:
Paid in capital                                         $217,305
Undistributed net investment income                           --
Accumulated net realized gain (loss) on investments           --
                                                        --------
Net Assets                                              $217,305
                                                        ========
Shares Outstanding                                       217,305
                                                        ========
Net Asset Value and Redemption Price per Share          $   1.00
                                                        ========
Cost of Investments                                     $217,071
                                                        ========


Statement of Operations
For the Year Ended December 31, 2001
(In Thousands)



Investment Income:
Income:
   Interest                                             $7,155
                                                        ------
Expenses:
   Investment advisory fees                   $616
   Administrative services fees                 82
   Custodian fees and expenses                  73
   Registration fees                            43
   Auditing and legal fees                      28
   Transfer agent fees                           7
   Other                                         5
                                              ----
   Total expenses                             $854
                                              ----
Net Investment Income                                    6,301
                                                        ------
Realized and Unrealized Gain (Loss) on
   Investments:
   Net realized gain from investments                        6
                                                        ------
Net Realized and Unrealized Gain (Loss) on
   Investments                                               6
                                                        ------
Net Increase in Net Assets Resulting From
   Operations                                           $6,307
                                                        ======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund                                    6

Statements of Changes in Net Assets
(In Thousands)






                                             For the Year Ended December 31,
                                             -------------------------------
                                                   2001          2000
                                             -------------------------------
Operations:
Net investment income                            $  6,301      $  4,655
Net realized and unrealized gain on
   investments                                          6            --
                                                 --------      --------
Net increase in net assets from operations          6,307         4,655
                                                 --------      --------
Dividends and Distributions:
Dividends from net investment income               (6,307)       (4,655)
                                                 --------      --------
Total dividends and distributions                  (6,307)       (4,655)
                                                 --------      --------
Capital Share Transactions:
Net proceeds from sales of shares                 369,457       366,477
Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions                                6,379         4,581
                                                 --------      --------
                                                  375,836       371,058
Cost of shares redeemed                          (319,436)     (241,498)
                                                 --------      --------
Net increase in net assets from
   Fund share transactions                         56,400       129,560
                                                 --------      --------
Net Increase in Net Assets                         56,400       129,560
Net Assets:
Beginning of period                               160,905        31,345
                                                 --------      --------
End of period                                    $217,305      $160,905
                                                 ========      ========

                                             For the Year Ended December 31,
                                             -------------------------------
                                                   2001          2000
                                             -------------------------------
Transactions in Capital Stock
Shares sold                                       369,457       366,477
Shares issued in reinvestment of dividends
   and distributions                                6,379         4,581
                                                 --------      --------
                                                  375,836       371,058
Shares redeemed                                  (319,436)     (241,498)
                                                 --------      --------
Net increase in shares outstanding                 56,400       129,560
                                                 ========      ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund                                    7

Financial Highlights


                                                                For the Year Ended December 31,
                                          ----------------------------------------------------------------------------
                                              2001           2000            1999            1998            1997
                                          ------------ --------------- --------------- --------------- ---------------
Per Share Operating Performance:
Net asset value, beginning of period        $   1.00      $  1.00         $  1.00         $  1.00         $  1.00
                                            --------      -------         -------         -------         -------
Income from investment operations:
Net investment income (a)                       0.04         0.06            0.05            0.05            0.05
                                            --------      -------         -------         -------         -------
Total from investment operations                0.04         0.06            0.05            0.05            0.05
                                            --------      -------         -------         -------         -------
Less dividends and distributions:
Dividends from net investment income           (0.04)       (0.06)          (0.05)          (0.05)          (0.05)
                                            --------      -------         -------         -------         -------
Total dividends and distributions              (0.04)       (0.06)          (0.05)          (0.05)          (0.05)
                                            --------      -------         -------         -------         -------
Net asset value, end of period              $   1.00      $  1.00         $  1.00         $  1.00         $  1.00
                                            ========      =======         =======         =======         =======
Total Return                                    3.73%        6.06%(b)        4.83%(b)        5.14%(b)        5.19%(b)
Ratios to Average Net Assets:
Gross expenses                                  0.48%        0.54%           0.64%           0.73%           1.11%
Fees and expenses waived by the Adviser         0.00%        0.04%           0.14%           0.23%           0.61%
Net expenses                                    0.48%        0.50%           0.50%           0.50%           0.50%
Net investment income                           3.53%        6.01%           4.72%           4.98%           5.07%
Net Assets, End of Period (000 omitted)     $217,305      $160,905        $31,345         $28,612         $14,540

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund Notes to Financial Statements      8

1. Significant Accounting Policies. CIGNA Variable Products Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value, and which, at December 31, 2001, approximated cost for federal income tax purposes.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid-in capital may be required.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2003 and thereafter, to the extent described in the Fund's then current prospectus.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Variable Products Funds may invest in the Fund. TimesSquare will waive the

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund Notes to Financial Statements      9
(Continued)

amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred in the CIGNA Variable Products Money Market Fund.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2001, the Fund paid or accrued $82,006.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, CIGNA Variable Products Investment Grade Bond Fund and CIGNA Variable Products S&P 500[RegTM] Index Fund are the shareholders of the Fund, with ownership of 54.5%, 30.2% and 15.3%, respectively.

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund                                   10


Report of Independent Accountants

To the Trustees and Shareholders of CIGNA Variable Products Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Money Market Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund                                   11
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                                Number of
Name,                    Position         Length                                                Portfolios in   Other
Address*                 Held with        of Time       Principal Occupation(s) During          Fund Complex    Directorships
and Age                  Fund             Served        Past 5 Years                            Overseen        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.               Trustee          Trustee        Vice President (Investor Relations,    14              --
Jones                                     since 1995     Public Relations) and Treasurer,
57                                                       Kaman Corporation (helicopters
                                                         and aircraft components,
                                                         industrial)

Paul J.                  Trustee          Trustee        Special Advisor to Board of            14              Director--Western
McDonald                                  since 1995     Directors, Friendly Ice Cream                          Massachusetts
58                                                       Corporation (family restaurants                        Electric Company
                                                         and dairy products)
Affiliated Trustees and Fund Officers

Thomas C.                Trustee          Trustee        President, CIGNA Retirement &          14              Director of various
Jones                                     since 1997     Investment Services; Chairman of                       subsidiaries of
55                                                       the Board of Directors, TimesSquare                    CIGNA Corporation
                                                         Capital Management, Inc.;
                                                         President, CIGNA Individual
                                                         Insurance

Richard H.               President        President      Managing Director, CIGNA               14              Director of various
Forde                                     since 1998     Retirement & Investment Services,                      subsidiaries of
48                                                       Inc. and TimesSquare Capital                           CIGNA Corporation
                                                         Management, Inc.

Alfred A.                Vice President   Officer        CIGNA Funds Treasurer; Assistant       14              --
Bingham III              and Treasurer    Since 1982     Vice President, TimesSquare
57                                                       Capital Management, Inc.

Jeffrey S.               Vice President   Officer        Senior Counsel, CIGNA                  14              --
Winer                    and Secretary    Since 1993     Corporation
44

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CIGNA Variable Products Money Market Fund is an open-end, diversified management investment company that invests in short-term money market instruments. The investment adviser is TimesSquare Capital Management, Inc.,
280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------